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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 18, 2001


                             KEYSTONE PROPERTY TRUST
       (Exact Name of Registrant as Specified in its Declaration of Trust)


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          Maryland                   1-12514               84-1246585
       (State or Other             (Commission           (IRS Employer
       Jurisdiction of            File Number)        Identification No.)
       Incorporation)
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                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS


      On April 16, 2001, Keystone Property Trust (the "Company") and Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("Crescent"), executed a stock purchase agreement (the "Agreement") by and between the Company and Crescent, whereby the Company has agreed to purchase from Crescent, and Crescent agreed to sell to the Company, 1,693,471 common shares of beneficial interest of the Company (the "Common Shares") and 765,807 common units of limited partnership interest of Keystone Operating Partnership, L.P. (the "Units," and together with the Common Shares, the "Securities"), the Company's operating partnership. The Securities represent all of Crescent's interests in the Company. The aggregate purchase price for the Securities will be $30,126,155.50, which represents a per share/unit price of $12.25, reduced by a purchase price adjustment of $0.31 per share/unit. The Company will purchase all the Units and 486,450 of the Common Shares on April 27, 2001 and the remainder of the Common Shares on May 1, 2001. The Agreement contains customary representations, warranties and covenants.

ITEM 7.     EXHIBITS

      10.1 Stock Purchase Agreement, dated as of April 16, 2001 by and between Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership, and Keystone Property Trust, a Maryland real estate investment trust.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          KEYSTONE PROPERTY TRUST



Date: April 18, 2001                By:   /s/ Jeffrey E. Kelter
                                          ---------------------
                                          Jeffrey E. Kelter
                                          President and Chief Executive Officer


Date: April 18, 2001                By:   /s/ Timothy A. Peterson
                                          -----------------------
                                          Timothy A. Peterson
                                          Executive Vice President and
                                          Chief Financial Officer


Date: April 18, 2001                By:   /s/ Timothy E. Mckenna
                                          ----------------------
                                          Timothy E. McKenna
                                          Senior Vice President-Finance
                                          and Corporate Controller
                                          (Principal Accounting Officer)



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